FIRST AMERICAN INVESTMENT FUNDS, INC.

SECTOR FUNDS

Supplement Dated July 17, 2000

To Prospectus Dated January 31, 2000

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 31, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 1-800-637-2548.

--------------------------------------------------------------------------------

Page 12, replace text under Policies and Services, Buying and Selling Shares, with the following:

CLASS C SHARES

Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to 2% of your purchase price to your broker or participating institution. Additionally, the advisor may pay its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc. an additional commission equal to 1% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


--------------------------------------------------------------------------------
[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)